UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL TRAVEL GROUP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNIVERSAL TRAVEL GROUP
9F, Building A, Rongchao Marina Bay Center
NO. 2021 Haixiu Road, Bao’an District,
Shenzhen People’s Republic of China 518133

August 15, 2011
Dear Stockholder:

On behalf of the Board of Directors of Universal Travel Group (the “Company” or “we”), I invite you to attend our 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	London Meeting Room of
Grand Mercure Oriental Ginza Shenzhen
Bamboo Grove Shennan Blvd.,
Futian District, Shenzhen, People’s Republic of China, 518040

On:	September 19, 2011

Time:	2:00 p.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2010 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, ratification of the appointment of EFP Rotenberg & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Universal Travel Group.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen People’s Republic of China 518133.

Sincerely,

/s/ Jiangping Jiang
Jiangping Jiang
Chairman and Chief Executive Officer

TABLE OF CONTENTS

Page

Notice of Annual Meeting of Stockholders	1
Date, Time and Place of the Annual Meeting	3
Purpose of the Annual Meeting	3
Voting Rights and Revocation of Proxies	3
Dissenters’ Right of Appraisal	4
Quorum	4
Broker Non-Votes	4
Required Votes for Each Proposal to Pass	4
Voting Procedures	4
Solicitation of Proxies	5
Delivery of Proxy Materials to Households	5
Interest of Officers and Directors in Matters to Be Acted Upon	5
Security Ownership of Certain Beneficial Owners and Management	5
Proposal 1: Election of Directors	9
Nominees for Director	9
Term of Office	10
Vote Required and Board of Directors’ Recommendation	10
Directors and Officers	10
Legal Proceedings	12
Transactions with Related Persons, Promoters, and Certain Control Persons	12
Section 16(a) Beneficial Ownership Reporting Compliance	12
Director Independence	12
Meetings and Committees of the Board of Directors; Annual Meeting Attendance	13
Board Leadership Structure and Role in Risk Oversight	15
Stockholder Communications	16
Code of Ethics	16
Board of Directors Compensation	16
Director Compensation Table	17
Report of the Audit Committee of the Board of Directors	17
Executive Compensation	18
Compensation Discussion and Analysis	19
Compensation Committee Report of Executive Compensation
Compensation Committee Interlocks and Insider Participation
Summary Compensation Table	18
Outstanding Equity Awards at December 31, 2010	19
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	21
Audit Fees	22
Pre-Approval Policies and Procedures	23
Vote Required and Board of Directors’ Recommendation	23
Stockholder Proposals	24
Other Business	24
Annual Report	24

UNIVERSAL TRAVEL GROUP
9F, Building A, Rongchao Marina Bay Center
NO. 2021 Haixiu Road, Bao’an District,
Shenzhen People’s Republic of China 518133

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 19, 2011

To the Stockholders of UNIVERSAL TRAVEL GROUP:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of UNIVERSAL TRAVEL GROUP (the “Company”), a Nevada corporation, will be held at London Meeting Room of Grand Mercure Oriental Ginza Shenzhen, Bamboo Grove Shennan Blvd., Futian District, Shenzhen, People’s Republic of China, 518040 on Monday, September 19, 2011, at 2:00 p.m. local time, for the following purposes:

1.
To elect three (3) directors in Class I to serve on the Board of Directors of the Company (the “Board”), with such Class I directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his earlier resignation, removal or death;

2.	To ratify the appointment of EFP Rotenberg & Co., LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board has fixed the close of business on August 12, 2011 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
/s/ Jiangping Jiang
Chief Executive Officer and Director

Shenzhen, PRC
August 15, 2011

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 19, 2011. This Proxy Statement to the Stockholders will be available at http://us.cnutg.com/.

UNIVERSAL TRAVEL GROUP
9F, Building A, Rongchao Marina Bay Center
No. 2021 Haixiu Road, Bao’an District,
Shenzhen People’s Republic of China 518133

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 19, 2011

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Universal Travel Group (the “Company”), a Nevada corporation, in connection with the Annual Meeting of Stockholders to be held at London Meeting Room of Grand Mercure Oriental Ginza Shenzhen, Bamboo Grove Shennan Blvd., Futian District, Shenzhen, People’s Republic of China, 518040 on Monday, September 19, 2011, at 2:00 p.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen People’s Republic of China 518133, and its telephone number, including area code, is 86-755-836-68489.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.
To elect three (3) directors in Class I to serve on the Board of Directors of the Company (the “Board”), with such Class I directors to serve until the 2014 Annual Meeting of Stockholders and  until their respective successors have been duly elected and qualified or until his earlier resignation, removal or death;

2.	To ratify the appointment of EFP Rotenberg & Co., LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

          The record date with respect to this solicitation is the close of business on August 12, 2011 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about August 12, 2011.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is 19,898,235. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 9,949,119 shares, or a majority of the number of outstanding shares of Common Stock, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct the organization that holds their shares how to vote their shares.  If such voting instructions are not provided, then the shares that are held in street name will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

With the exception of Proposal 2, the ratification of the appointment of EFP Rotenberg & Co., LLP as our independent registered public accounting firm for our fiscal year ending 2011, all of the proposals to be voted upon at our 2011 Annual Meeting are considered non-routine.

Required Votes for Each Proposal to Pass

          Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of three (3) members to our Board of Directors	Plurality of the votes cast (the three (3) directors receiving the most “For” votes)	No

Ratification of the Appointment of EFP Rotenberg & Co., LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending 2011	A majority of the votes cast	Yes

Voting Procedures

 In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2010 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133; Attention: Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Reports and Proxy Statements, and you would like to receive a single copy of our Annual Report and Proxy Statement, please specify such request in writing and send such written request to Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133; Attention: Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of Directors of the 3 nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer and President and (iv) all executive officers and directors as a group as of August 15, 2011.

Amount and Nature of Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Common Stock (1)

Owner of More than 5% of Class

Common Stock	George Valente 44456 N. El Macero Davis, CA 95618-1063	2,124,400	(2)	10.68%
Directors and Executive Officers
Common Stock	Jiangping Jiang 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133	5,856,580	(3)	27.55%

Common Stock	Jing Xie 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133	83,665	(5)	*

Common Stock	Huijie Gao 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133	24,408	(6)	*

Common Stock	Jiduan Yuan 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133	31,359	(7)	*

Common Stock	Lizong Wang 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133	31,359	(8)	*

Common Stock	Wenbin An 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133	5,000	(9)	*

Common Stock	Lawrence Lee 9784 Athletic Way Gaithersburg, MD20878	35,000	(10)	*

	Officers and Directors as a group	6,067,371		30.49%

*Represents less than 1%

(1) In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on August 15, 2011, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on August 15, 2011 (19,898,235), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2) According to a Schedule 13G/A filed with the SEC on January 19, 2011 by George Valente, George Valente beneficially owns 2,124,400  shares of the Company’s common stock, with sole power to dispose or to direct the disposition of 2,124,400 shares of the Company’s common stock and sole power to vote or to direct the vote of 2,124,400 shares of the Company’s common stock.

(3) The shares reflected as beneficially owned by Jiangping Jiang represents (i) 4,000,000 shares of common stock held by Jiangping Jiang (ii) 498,246 shares of common stock acquired upon her cashless exercise of certain options and (iii) 1,358,334 shares of common stock held by Jiangping Jiang issuable upon the exercise of options that are currently exerciseable or exerciseable within 60 days. Jiangping Jiang was issued an option to purchase 2,000,000 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of Jiangping Jiang's employment in six (6) equal annual installments of 333,333 shares each (save for the last installment of 333,335 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. On October 15, 2009, Jiangping Jiang received 498,246 shares of common stock upon the cashless exercise of her option to purchase 666,666 shares of common stock.  On December 2, 2010, Jiangping Jiang was issued an option to purchase 50,000 shares of common stock at an exercise price of $6.67 pursuant to the Company's 2010 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of December 2, 2010. The option shall vest in two (2) equal annual installments of 25,000 shares each, the first installment to be exercisable on the date of grant, with the remaining installment becoming exercisable on the first anniversary following the date of grant. The option may be exercised on a cashless basis.

(6) Huijie Gao was issued an option to purchase 10,000 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of Huijie Gao’s employment in six (6) equal annual installments of 1,666 shares each (save for the last installment of 1,670 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. On December 2, 2010, Huijie Gao was issued an option to purchase 30,000 shares of common stock at an exercise price of $6.06 pursuant to the Company's 2010 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of December 2, 2010. The option shall vest in two (2) equal annual installments of 15,000 shares each, the first installment to be exercisable on the date of grant, with the remaining installment becoming exercisable on the first anniversary following the date of grant. This figure represents (i) 21,667 shares of common stock held by Huijie Gao upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Huijie Gao received 2,741 shares of common stock upon the cashless exercise of his option to purchase 3,333 shares of common stock.

(7) Jiduan Yuan was issued an option to purchase 33,333 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of Jiduan Yuan's employment in six (6) equal annual installments of 5,555 shares each (save for the last installment of 5,558 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 22,222 shares of common stock held by Jiduan Yuan upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Jiduan Yuan received 9,137 shares of common stock upon the cashless exercise of his option to purchase 11,111 shares of common stock.

(8) Lizong Wang was issued an option to purchase 33,333 shares of the Company’s common stock pursuant to the Company's 2009 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of January 20, 2009. The option shall become exercisable during the term of Lizong Wang’s employment in six (6) equal annual installments of 5,555 shares each (save for the last installment of 5,558 Shares), the first installment to be exercisable on the first anniversary of the date of this option, with additional installments becoming exercisable on each of the successive periods following the initial vesting date; provided, however, that this vesting schedule shall be subject to the acceleration provisions described  in footnote 11 below. This figure represents (i) 22,222 shares of common stock held by Lizong Wang upon the exercise of options that are currently exercisable or exercisable within 60 days, and (ii) on October 15, 2009, Lizong Wang received 9,137 shares of common stock upon the cashless exercise of his option to purchase 11,111 shares of common stock.

(9) On October 11, 2010, Wenbin An was appointed our director. In connection with the appointment, as part of compensation for services, he shall receive certain options to purchase common stock of the Company. Pursuant to the 2010 Incentive Stock Plan and the Nonstatutory Stock Option Agreement dated as of December 2, 2010, he was granted an option to purchase 10,000 shares of the Company's common stock at a price of $6.06 per share. The option shall become exercisable during the term of his directorship in two (2) equal annual installments of 5,000 shares each, the first installment to be exercisable on the date of grant, with the remaining installment becoming exercisable on the first anniversary following such grant. The option may be exercised on a cashless basis.

(10) On August 17, 2009, Lawrence Lee was appointed a director of the Company. Pursuant to an appointment letter between the Company and Lawrence Lee, on September 1, 2009, Lawrence Lee was granted an option to purchase 10,000 shares of common stock at an exercise price equivalent to the closing price per share of common stock on the date of the grant, which option shall be exercisable one year from the date of grant. On December 2, 2010, Mr. Lee was issued an option to purchase 50,000 shares of common stock at an exercise price of $6.06 pursuant to the Company's 2010 Incentive Stock Plan and the Incentive Stock Option Agreement dated as of December 2, 2010. The option shall vest in two (2) equal annual installments of 25,000 shares each, the first installment to be exercisable on the date of grant, with the remaining installment becoming exercisable on the first anniversary following the date of grant. This figure represents 35,000 shares of common stock held by Lawrence Lee upon the exercise of options that are currently exercisable or exercisable within 60 days.

(11) The terms of exercise for the options issued on January 20, 2009 are subject to the following acceleration provisions: in the event (i) the Company reports an after tax Net Income (as that term is defined in Securities Purchase Agreement dated August 29, 2008, entered into by and among the Company and certain investors, of $14,000,000 in its Annual Report on Form 10-K for its fiscal year 2008, then one third of the shares underlying the option shall vest and become immediately exercisable, (ii) the Company reports an after tax Net Income of $18,000,000 for its fiscal year 2009, then another one third of the shares underlying the option shall vest and become immediately exercisable and (iii) the Company reports an after tax Net Income of $22,000,000 for its fiscal year 2010, then the remainder of the shares underlying the option shall vest and become immediately exercisable.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

Three (3) directors in Class I, Huijie Gao, Jiduan Yuan and Wenbin An, are to be elected at the Annual Meeting, with such Class I directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of the Record Date, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

		Position with	Director
Name	Age	the Company	Since

Hujie Gao	30	Vice President of Corporate Finance and a director	2008

Jiduan Yuan	66	Director	2008

Wenbin An	71	Director	2010

The following is a summary of the biographical information of our director-nominees:

Hujie Gao, 30, has been our Vice President of Corporate Finance since 2005. From 2002 – 2005, he was a Senior General Accountant for Hubei Da Xin Accounting firm.  Mr. Gao is experienced in many different industries, having audited several Chinese public companies, including Shandong Yanfa Industry, Lu Neng Tai Shan Group, and etc.   Mr. Gao has a Bachelor of Economics from Wuhan University.

Jiduan Yuan, 66, is a postgraduate, senior economist and an expert with the China Civil Aviation. From 1965 to 1992 Mr. Yuan worked in the Guangzhou Civil Aviation Management Bureau, holding the positions of Transportation Service Director and Vice Chief Economist. From 1992 to 1999 he worked in the South Center Aviation Management Bureau, where his positions included Enterprise Management Director, Communist Committeeman and Vice President.

Wenbin An, 71, served as a diplomat for the PRC before retiring in 2002. He was deputy consul general in the PRC Consulate in Los Angeles from 1987 to 1994. In 1995, after returning to Beijing, Mr. An served as the Ministry of Foreign Affairs’ Chief Protocol for several years. During this time, Mr. An organized many high-profile events, including the Fourth World Conference on Women in Beijing in 2005, and the celebration of the handover of Hong Kong in 1997. Mr. An has accompanied PRC leaders on visits to more than thirty foreign countries. Mr. An graduated from Zhongshan University in Guangzhou where he majored in English language. Since retirement, Mr. An has served as a business consultant to several PRC companies.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, leadership skills. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

The director-nominees in Class I, Huijie Gao, Jiduan Yuan and Wenbin An, would serve until the would serve for a two-year term until the 2014 Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a plurality of all of the outstanding Common Stock of the Company is required for approval of this proposal.

The Board recommends a vote FOR the election of all the above director-nominees.

DIRECTORS AND OFFICERS

The following are our officers and directors. All our officers and directors are residents of the PRC and, therefore, it may be difficult for investors to effect service of process within the U.S. upon them or to enforce judgments against them obtained from the U.S. courts.

The following table sets forth certain information concerning our directors and executive officers:

Directors and Executive Officers	Position/Title	Age

Jiangping Jiang	Chief Executive Officer, Chairman	49

Jing Xie	Chief Financial Officer, Secretary and a director	29

Huijie Gao	Vice President of Corporate Finance and a director	30

Jiduan Yuan	Director	66

Lizong Wang	Director	46

Lawrence Lee	Director	46

Wenbin An	Director	71

Information regarding the principal occupations of Huijie Gao, Jiduan Yuan, and Wenbin An are set forth above under the heading “Nominees for Directors.” Information regarding the principal occupation of Yizhao Zhang is set forth below.

Jiangping Jiang, 49, has been serving as our Chairwoman and Chief Executive Officer since July 12, 2006. Prior to founding the Yu Zhi Lu Aviation Service Company, in 1998, Jiangping Jiang held positions in the airline industry and in government. From 1991 to 1998, she was the manager of Shenzhen International Airlines Agency. From 1982-1991, she served as a member of the Chongqing municipal government planning committee. From 1979 to 1982, she was employed by Chengdu airport.

Jing Xie, 29, has been serving as our director and Secretary since December 29, 2006.  Mr. Xie served briefly as our Chief Financial Officer from February 13, 2009 to August 17, 2009. From March 2005 to December 29, 2006, he served as a Deputy General Manager of Shenzhen Yu Zhi Lu Aviation Service Company Limited. Mr. Xie has a Doctor of Business Administration from People's University of China; and he graduated from Economics & Business Faculty, University of Sydney, located in Sydney, Australia, with a Bachelor of Commerce degree, major in Accounting and E-Commerce in 2005. Mr.Xie is also a member of Association of Credited Chartered Accountants.  When our ex-Chief Financial Officer, Yizhao Zhang resigned on August 16, 2010, we appointed Mr. Xie as our interim Chief Financial Officer with effect from August 17, 2010.

Lizong Wang, 46, is an experienced strategic consultant with over 10 years of experience as an independent director for numerous companies, whose expertise encompasses leadership and advisory services to business and political organizations. Currently, he serves as an independent director of the Rui De Feng Agrochemical Company, Ltd. and 3NOD Co., Ltd., the first KOSDAQ Chinese company. Since 2001, he has also been serving as Secretary General of Guangdong High Tech Industry Chamber of Commerce, Deputy Secretary General of Guangdong Private Enterprise Cultural Association, and Deputy Secretary General of Shenzhen Tax Administration. In these positions, his responsibilities include providing information, financial consulting, fundraising techniques, and investment services to more than 6,000 members.

Lawrence Lee, 46, was appointed as our independent director and new audit chair on August 17, 2009. Mr. Lee is currently the managing director of the Boardroom Advisors Company Limited, a financial advisory firm. Mr. Lee served as chief financial officer of Synutra International, Inc. a NASDAQ-listed company, from October 1, 2007 to November 15, 2009. From August 1, 2004 to September 30, 2007, Mr. Lee was vice president and chief financial officer of Kasen International Holdings Limited, a public company listed on the Hong Kong Stock Exchange. Prior to that, Mr. Lee served as chief financial officer at Eagle Brand Holdings Limited, a company listed on the Singapore Stock Exchange. Mr. Lee’s experience also includes serving as a financial controller at the Korean division of Exel Plc, and serving as a senior auditor at Waste Management Inc.’s international department in London. Mr. Lee is a fellow member of the Association of Chartered Certified Accountants (ACCA). Mr. Lee received a bachelor’s degree in management and engineering from Beijing Institute of Technology, a master’s degree in economics from Renmin University of China, and a master’s degree in accounting and finance from the London School of Economics.

Wenbin An, 71, served as a diplomat for the PRC before retiring in 2002. He was deputy consul general in the PRC Consulate in Los Angeles from 1987 to 1994. In 1995, after returning to Beijing, Mr. An served as the Ministry of Foreign Affairs’ Chief Protocol for several years. During this time, Mr. An organized many high-profile events, including the Fourth World Conference on Women in Beijing in 2005, and the celebration of the handover of Hong Kong in 1997. Mr. An has accompanied PRC leaders on visits to more than thirty foreign countries. Mr. An graduated from Zhongshan University in Guangzhou where he majored in English language. Since retirement, Mr. An has served as a business consultant to several PRC companies

The officers serve at the pleasure of the Board.

Save as otherwise reported above, none of our directors hold directorships in other reporting companies.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

On May 20, 2011, the plaintiff Alex Loeb commenced this derivative action in the First Judicial District Court of the State of Nevada in and for Carson City against the Company, and Jiangping Jiang, Jing Xie, Huijie Gao, Jiduan Yuan, Lizong Wang, Wenbin An, Lawrence Lee, Yizhao Zhang and Liquan Wang, officers and directors of the Company. In the complaint, plaintiff purports to assert derivative claims against the individual defendants for alleged breaches of fiduciary duties, waste of corporate assets and unjust enrichment based upon alleged conduct of the individual defendants which damaged the Company’s reputation, goodwill and standing in the business community. The complaint also alleges that such conduct may result in liability for violations of federal law. The complaint seeks, among other relief, the amount of damages sustained by the Company as a result of the Defendants’ breach of fiduciary duties, waste of corporate assets and unjust enrichment and plaintiff’s counsel’s, accountant’s and experts’ fees. On June 17, 2011, the Company filed an answer to the compliant in which the Company denied the material allegations of the complaint. The Company intends to vigorously defend the lawsuit.

On April 15, 2011, the plaintiff Albert Snellink commenced this putative class action in the United States District Court, District of New Jersey against the Company, and Jiangping Jiang, Yizhao Zhang and Jing Xie, officers of the Company. In the complaint, plaintiff alleges a claim for violations of Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against all defendants, and a claim for a violation of Section 20(a) of the Exchange Act against the individual defendants in connection with purported misrepresentations contained in the Company’s public filings and press releases. The complaint seeks unspecified compensatory damages, and his costs incurred in the action. The Company’s time to answer or move with respect to the complaint has not yet expired. The Company believes that the allegations of complaint are without merit, and intends to vigorously defend the lawsuit.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics establishes requirements of our officers regarding conflicts of interest. Any violation of our code of ethics must be reported to the Company’s chief operating officer or any member of the Company’s Board.

Except for the ownership of our securities, none of the directors, executive officers, holders of more than five percent of the Company’s outstanding common stock, or any member of the immediate family of any such person have, to our knowledge, had a material interest, direct or indirect, in any transaction occurred in the fiscal year of 2010 or proposed transaction which may materially affect the Company.

Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable Securities and Exchange Commission rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWERNSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2010, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis except Wenbin An was late in filing a Form 3 and Lawrence Lee was late in filing a Form 4.

DIRECTOR INDEPNDENCE

The Company currently has four independent directors, Wenbin An, Jiduan Yuan, Lizong Wang and Lawrence Lee, as that term is defined under the NYSE Corporate Governance Rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; ANNUAL MEETING ATTENDNACE

Audit Committee and Audit Committee Financial Expert

Our Board of Directors established an Audit Committee in May 2007. The Audit Committee is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls.  Our Audit Committee members are Lawrence Lee, Jiduan Yuan and Lizong Wang.

Our Board of Directors has determined that it has an "audit committee financial expert" as defined by Item 407 of Regulation S-K as promulgated by the Securities and Exchange Commission. Our Audit Committee financial expert is Lawrence Lee. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. Our Board of Directors has adopted a written charter for the Audit Committee. The Charter is available on our website at http://cnutg.ir.stockpr.com/governance-documents.

Compensation Committee

Our Board of Directors established a Compensation Committee in June 2008.

The Compensation Committee of the Board of Directors is responsible for (i) determining the general compensation policies, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering our stock option plans. The members of the Compensation Committee currently are Jiduan Yuan, Lizong Wang and Wenbin An with Jiduan Yuan as its chairman. The members of our Compensation Committee or their affiliates did not provide additional service to the Company or its affiliates in an amount in excess of $120,000 during the Company’s fiscal year ended December 31, 2010.

Our Board of Directors has adopted a written compensation committee charter.  The charter is available on our website at http://cnutg.ir.stockpr.com/governance-documents. The directors who serve on the compensation committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers.

Nominating Committee

Our Board of Directors established a Nominating Committee in June 2008.

The purpose of the Nominating Committee of the Board of Directors is to assist the Board of Directors in identifying and recruiting qualified individuals to become board members and select director nominees to be presented for board and/or stockholder approval. The Nominating Committee will be involved with evaluating the desirability of and recommending to the Board any changes in the size and composition of the board, evaluation of and successor planning for the chief executive officer and other executive officers.  The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. The members of the Nominating Committee currently are Lizong Wang, Jiduan Yang and Wenbin An and Wenbin An is the chairman of the Nominating Committee.

The directors who serve on the Nominating Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Nominating Committee has a written charter. The charter is available on our website at http://cnutg.ir.stockpr.com/governance-documents. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to our Secretary at Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133, provided such recommendation has been made in accordance with the relevant by-laws.

At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed nomination to the board, have been adopted.

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the company and the stockholders as a whole, (iii) have background and experience in fields that will complement the talents of the other members of our Board, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of our Board and our management, (vi) have the ability to remain on our Board long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director nominees, the Nominating Committee also will consider the current composition of our Board and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. Although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on our Board, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our Board at our 2012 annual meeting of stockholders may do so by submitting a written recommendation to the Nominating Committee, care of Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to our Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•
The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director.

•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•
As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

The board and its committees held a total of 27 meetings during the fiscal year of 2010 as follows:

Board of Directors	10

Audit Committee	12

Compensation Committee	3

Nominating Committee	2

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year.

Our non-management directors did not meet in executive session during 2010.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Jiangping Jiang is our chairwoman and chief executive officer. Lawrence Lee, the chairman of audit committee, is our Lead independent director. The board’s role in the risk oversight of the Company includes, among other things:

•	appointing, retaining and overseeing the work of the independent auditors, including resolving disagreements between the management and the independent auditors relating to financial reporting;

•	approving all auditing and non-auditing services permitted to be performed by the independent auditors;

•	reviewing annually the independence and quality control procedures of the independent auditors;

•	reviewing and approving all proposed related party transactions;

•	discussing the annual audited financial statements with the management;

•
meeting separately with the independent auditors to discuss critical accounting policies, management letters, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a code of ethics to apply to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics is currently available on our website at http://us.cnutg.com/.

BOARD OF DIRECTORS COMPENSATION

On December 2, 2010, Mr. Wenbin An was granted an option to purchase 10,000 shares of our common stock, Mr. Huijie Gao was granted an option to purchase 30,000 shares of our common stock, Mr. Lawrence Lee was granted an option to purchase 50,000 shares of our common stock under the Universal Travel Group 2010 Incentive Stock Plan.  The options have an exercise price of $6.06 per share during the term of the optionee’s directorship and vest in two (2) equal annual installments, the first installment to be exercisable on the date of the grant, with the remaining installment becoming exercisable on the first anniversary following the date of grant. The options have a term of 10 years and may be exercised on a cashless basis.

On January 20, 2009, Mr. Jiduan Yuan and Mr. Lizong Wang were each granted options to purchase 33,333 shares of our common stock and Mr Liquan Wang was granted options to purchase 10,000 shares of our common stock under the Universal Travel Group 2009 Incentive Stock Plan.  The options have an exercise price of $2.70 and a term of 10 years. The options vest in six annual equal installments.  However, in the event (i) the Company reports an after tax Net Income of $14,000,000  in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2008, then options to purchase one-third of the shares granted shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably, (ii)  the Company reports an after tax Net Income of $18,000,000  in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2009, then options to purchase another one-third of the shares  granted shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his/her options rateably and (iii) the Company reports an after tax Net Income of $22,000,000  in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2010, then options to purchase another one-third of the shares granted shall vest and become immediately exercisable and each grantee of such options shall be entitled to exercise his options rateably.

On August 17, 2009, Mr. Lawrence Lee was appointed as our director. Mr. Lawrence Lee’s compensation as director of the Company is set forth in an appointment letter with the Company dated August 17, 2009. He will be paid a monthly fee of $2,000. He will also be granted an option to purchase 10,000 shares of common stock of Company at an exercise price equivalent to the closing price per share of common stock on the date of the grant. Such option shall be exercisable one year from the date of grant and may be exercised until August 2019, provided that Mr. Lee was still a director of or otherwise engaged by the Company.

The following table sets forth a summary of compensation paid to our directors in their capacity as directors during the fiscal year ended December 31, 2010:

Name	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jiduan Yuan	2010	-	-	—	$13,929	—	—	—	$13,929
Lizong Wang	2010	-	-	—	$13,929	—	—	—	$13,929
Lawrence Lee	2010	$24,000	-	—	$95,236	—	—	—	$119,236
Wenbin An	2010	$4,000	-	-	$2,217	-	-	-	$6,217

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2010 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and NYSE Corporate Governance Rules, and Lawrence Lee qualifies as an Audit Committee financial expert in accordance with the requirements of the NYSE Corporate Governance Rules and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Lawrence Lee

Jiduan Yuan

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to the Company and its subsidiaries in the fiscal years ended December 31, 2010 and 2009 in their capacity as such officers.  Ms. Jiang who is also the Chairwoman and director of the Company receives no additional compensation for her services in her capacity as director. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jiangping Jiang	2010	$29,849	-	—	$840,253	—	—	—	$870,102
Chief Executive Officer	2009	$9,230	$1,411	—	$796,048	—	—	—	$806,689
(principal executive officer)

Huijie Gao	2010	$18,180	-	—	$10,828	—	—	—	$29,008
Vice President of Corporate Finance (1)	2009	$5,384	$461	—	$1,321	—	—	—	$7,166

Jing Xie	2010	$29,750	-	—	$19,440	—	—	—	$49,190
Secretary and a director (principal financial officer) (1)(2)	2009	$11,034	$849	—	$3,961	—	—	—	$15,844

Yizhao Zhang	2010	$41,290	-		$231,247				$272,537
Chief Financial Officer (principal financial officer)(2)	2009	$56,000	-		$172,201				$228,201

(1)	Mr. Jing Xie assumed the position of Chief Financial Officer with effect from August 17, 2010 after our former Chief Financial Officer, Yizhao Zhang resigned on August 16, 2010.
(2)	On August 16, 2010, Yizhao Zhang resigned as our Chief Financial Officer.

Employment Agreements

Our Chief Financial Officer, Mr. Jing Xie’s appointment as our Chief Financial Officer is set forth in an employment agreement between Mr. Xie and us dated February 17, 2009.  Under that agreement, Mr. Xie was to receive compensation consisting of the following: (i) an annual salary of $30,000, (ii) eligibility to receive bonus compensation and stock options or other equity-based incentives as the discretion of the compensation committee of the Board of Directors, and (iii) medical and dental insurance, (iv) social insurance.

Apart from the abovementioned, there are no current employment agreements between the Company and its executive officers. Our executive officers have agreed to work without remuneration until such time as we receive sufficient revenues necessary to provide proper salaries to the officer and compensate the director for participation.

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END

The following table provides information as of the date hereof our outstanding equity compensation plans and arrangements.

Equity Compensation Plan Information

Plan Category	Number of securities (post-split) to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,466,666	$4.69	0
Equity compensation plans not approved by security holders	67,222	$9.18	0
Total	2,533,888	$4.81	0

In January 2009, we adopted the Universal Travel Group 2009 Incentive Stock Plan.  On January 20, 2009, we issued options to purchases 2,000,000 shares of common stock to our Chief Executive Officer, Ms. Jiangping Jiang at an exercise price of $3.84.  The remaining options to purchase 200,000 shares of common stock were issued on the same date to various employees at an exercise price of $2.70.  The term of each option was for 10 years.  The options vest in six annual equal installments. However, in the event, the Company reports an after tax Net Income of $14,000,000, $18,000,000, and $22,000,000 in its Annual Report on Form 10-K filed with the SEC for its fiscal year 2008, 2009, and 2010, respectively, then options to purchase one-third of the shares underlying the options shall vest and become immediately exercisable each year. As of the date of this Annual Report, all the 2,200,000 options to purchase our common stock under the Universal Travel Group 2009 Incentive Stock Plan have been issued and there are no longer any shares available for issuance under the said plan. As we had met the acceleration provision in 2008 and 2009, 1,466,666 options have vested, and 733,334 options are eligible to vest as we have met the acceleration provision in 2010. As part of this equity incentive plan, the Company registered with the SEC 2,200,000 shares of its common stock, at a proposed maximum offering price of $2.67 per share. There are currently 1,466,666 equity awards outstanding under the Universal Travel Group 2009 Incentive Stock Plan.

In December 2010, we adopted the Universal Travel Group 2010 Incentive Stock Plan. On December 2, 2010, we issued options to purchase 50,000 shares of common stock to our Chief Executive Officer, Ms. Jiangping Jiang at an exercise price of $6.67.  We also issued options to purchase an additional 950,000 shares of common stock on the same date to various employees and directors at an exercise price of $6.06.  The term of each option is for 10 years.  The options vest in two equal installments, the first being on the date of grant and the second on the first anniversary of grant.

There are presently 1,000,000 equity awards outstanding under the Universal Travel Group 2010 Incentive Stock Plan as of December 31, 2010.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of EFP Rotenberg & Co., LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2011, subject to ratification of such selection by our stockholders.

In the event that ratification of this appointment of our independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of EFP Rotenberg & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Representatives of EFP Rotenberg & Co., LLP are not expected to be present at the Annual Meeting.

Resignation of Independent Accountants

On April 10, 2011, Universal Travel Group received notification that its principal independent accountants, Windes & McClaughry Accountancy Corporation (“Windes”) had resigned its engagement with the Company effective April 9, 2011. Windes was engaged by us on September 30, 2010. Windes’ resignation as the Company’s principal independent accountant was accepted by the Audit Committee on April 11, 2011.

The following reportable disagreements occurred within the period from Windes’ engagement through the date of its resignation, which if not resolved to the satisfaction of Windes, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

Windes had informed the Company in its resignation letter that it was no longer able to complete the audit process. Windes stated this was due in part to Management and/or the Audit Committee being non-responsive, unwilling or reluctant to proceed in good faith and imposing scope limitations on Windes’ audit procedures.

Windes also stated that Windes had lost confidence in the Board of Directors’ and the Audit Committee’s commitment to sound corporate governance and reliable financial reporting.

Prior to its resignation, Windes raised the following issues (some of which may be considered to be disagreements) encountered during the audit, including issues related to the authenticity of confirmations; a loss of confidence in confirmation procedures carried out under circumstances which Windes believed to be suspicious; issues concerning the lack of evidence of certain tour package contracts and related cash payments.

As a result, Windes had requested authority to perform additional audit procedures and for the above issues to be addressed by an independent Audit Committee investigation. Windes stated in its resignation letter that, in its view, the Company was not willing to proceed in good faith with the course of action requested by Windes.  Windes also stated in its resignation letter that in its opinion, Windes believed that certain statements made by Management and the Audit Committee, between March 29, 2011 and its resignation letter, impaired its independence as it related to the Company.

We disagree with Windes’ reasons for resignation, in particular Management and/or the Audit Committee’s purported unwillingness or reluctance and/or non-responsiveness to proceed in good faith and imposition of scope limitations on Windes’ audit procedures, the Company’s purported unwillingness to proceed in good faith with courses of action requested by Windes and Management and the Audit Committee’s purported impairment of Windes’ independence in relation to the Company, a result of certain statement, made by them.

We believe that we have acted responsively, prudently and in good faith to address the numerous issues raised by Windes during the entire audit process. Windes disagrees. Management, the Audit Committee and Windes attempted to resolve these disagreements to no avail.

The Company has authorized Windes to respond fully to the inquiries of its successor accountant regarding the subject matter of each of such disagreements.

Windes has not provided any opinions, qualification or modification to our financial statements for each of the past two fiscal years. The Company does not have, as otherwise disclosed above, any other disagreements or reportable events as described under Item 304(a)(1) of Regulations S-K.

We provided Windes with a copy of this disclosure before its filing with the SEC. We requested that Windes provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Windes stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 14, 2011.

New Independent Accountants

Our Audit Committee of our Board of Directors approved the appointment of EFP Rotenberg & Co., LLP ("Rotenberg") as our new independent registered public accounting firm effective as of April 12, 2011 and Rotenberg has agreed, subject to the Company clearing their client acceptance procedures, to act as our new independent registered public accounting firm. During our two most recent fiscal years and through the date of our engagement, we did not consult with Rotenberg regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging Rotenberg, Rotenberg did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of Rotenberg as our new independent registered public accounting firm.

Audit Fees

During our fiscal years 2009 and 2010, the aggregate fees which we paid to or were billed by Morgenstern, Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”), Windes, our prior auditors, and EFP Rotenberg & Co., LLP (“EFPR”) for professional services were as follows:

	Fiscal year ended December 31,
	2009	2009	2010	2010	2010
	Morgenstern	ACSB	ACSB	Windes	EFPR

Audit fees	$0	$120,000		$240,000	$350,000
Audit-related fees	$56,000	$28,000	$68,000
Tax fees	$0	$7,000	$3,500
All other fees		$0	$140,000		$37,500

We incurred, in the aggregate, approximately $240,000 for professional services rendered by our registered independent public accounting firm of Windes and approximately $350,000 for professional services rendered by our registered independent public accounting firm of EFPR for the audit of Universal Travel Group’s annual financial statements, the internal control for financial reporting, and the quarterly reviews of financial statements included in the Company’s annual financial statements for the year ended December 31, 2010. We incurred, in the aggregate, approximately $120,000 for professional services rendered by ACSB, respectively, for the audit of Universal Travel’s annual financial statements and the internal control for financial reporting for the years ended December 31, 2009.

Audit-Related Fees

We incurred approximately $68,000 in fees payable to ACSB for their services rendered for the year ended December 31, 2010. We incurred approximately $56,000 in audit-related fees from Morgenstern, for audit-related services during the years ended December 31, 2009. We incurred $28,000 in audit-related fees from ACSB for audit-related services during the year ended December 31, 2009.

Tax Fees

We incurred approximately $3,500 in fees to ACSB, for tax compliance or tax consulting services during the year ended December 31, 2010. We incurred approximately $7,000 in tax fees to ACSB for tax compliance or tax consulting services during the years ended December 31, 2009 and December 31, 2008, respectively.

All Other Fees

We incurred approximately $140,000 to ACSB and $37,500 to EFPR for the fiscal year ended December 31, 2010. We did not incur any fees from the registered independent public accounting firm for services rendered to us, other than the services covered in “Audit Fees” and “Audit-Related Fees” for the fiscal year ended December 31, 2009.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

With respect to the Company’s auditing and other non-audit related services rendered by its registered independent public accounting firm for year 2010, all engagements were entered into pursuant to the audit committee’s pre-approval policies and procedures.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR ratification of the appointment of EFP Rotenberg & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

STOCKHOLDER PROPOSALS

Proposals by any stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than April 18, 2012.

   Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before April 18, 2012. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

  Stockholders who wish to make a proposal at the 2011 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than May 3, 2011. If a shareholder who wishes to present a proposal fails to notify us by May 3, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Jing Xie, Secretary, Universal Travel Group, 9F, Building A, Rongchao Marina Bay Center, No. 2021 Haixiu Road, Bao’an District, Shenzhen, People’s Republic of China 518133, we will provide without charge to each person requesting a copy of our 2010 Annual Report or annual report on Form 10-K for the year ended December 31, 2010, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2010 Annual Report and annual report on Form 10-K for the year ended December 31, 2010, are available on our Internet website at us.cnutg.com.

By Order of the Board of Directors.

/s/ Jiangping Jiang

Chairman and Chief Executive Officer

Shenzen, PRC

August 15, 2011

ANNUAL MEETING OF STOCKHOLDERS OF

UNIVERSAL TRAVEL GROUP

September 19, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at us.cnutg.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20333000000000000000 6 091911

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class I Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Hujie Gao — Class I director
- ○ Jiduan Yuan — Class I director
- ○ Wenbin An — Class I director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment of EFP Rotenberg & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	☐	☐	☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ABOVE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

UNIVERSAL TRAVEL GROUP

ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 19, 2011

The undersigned shareholder of Universal Travel Group (the "Company") hereby appoints Ms. Jiang Jiangping as the attorney and proxy of the undersigned,with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on August 12, 2011 at the Annual Meeting of Stockholders of the Company to be held at London Meeting Room of Grand Mercure Oriental Ginza Shenzhen, Bamboo Grove Shennan Blvd., Futian District, Shenzhen, People's Republic of China, 518040, at 2:00 P.M., local time, on the 19th day of September, 2011, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW.

(Continued and to be signed on the reverse side.)

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